                                                                    Exhibit 3.23

                            ARTICLES OF INCORPORATION
                                       OF
          ALLIANT SPACE AND STRATEGIC PROPULSION AND COMPOSITES COMPANY

                                    ARTICLE I

            The name of the Corporation is Alliant Space and Strategic Propulsion and Composites Company.

                                   ARTICLE II

            The address of the initial registered office of the Corporation is:
401 Second Avenue South, Suite 454, Minneapolis, Minnesota 55401. The name of the initial registered agent of the Corporation at said address is: CT Corporation System.

                                  ARTICLE III

            The total number of shares of stock which the Corporation shall have authority to issue is 1,000 shares of common stock, with a par value of $0.01 per share.

                                   ARTICLE IV

            The name and mailing address of the incorporator is:

                     Charles H. Gauck             Mail Station:  MN11-2214
                                                  600 Second Street NE
                                                  Hopkins, MN 55343-8384

Dated:  March 11, 1999


                                        /s/ Charles H. Gauck
                                        -----------------------------------
                                        Charles H. Gauck, Incorporator

STATE OF MINNESOTA  )
                    )ss.
COUNTY OF HENNEPIN  )

            The foregoing instrument was acknowledged before me this 11th day of March, 1999, by Charles H. Gauck.



                                        ------------------------------------
                                        Notary Public

[LOGO]                    MINNESOTA SECRETARY OF STATE
                     AMENDMENT OF ARTICLES OF INCORPORATION

READ INSTRUCTIONS LISTED BELOW, BEFORE COMPLETING THIS FORM.

1. Only complete the "Amendment of Articles of Incorporation" form if you are making changes to Items 2-4 of the "Annual Registration" form (reverse side).
2. TYPE OR PRINT IN BLACK INK.
3. THERE IS A $35.00 FEE payable to the Secretary of State for filing this "Amendment of Articles of Incorporation".
4. Return Completed Amendment Form and Fee to the address listed on the bottom of the form.

--------------------------------------------------------------------------------

CORPORATE NAME: (List the name of the company prior to any desired name change)

  Alliant Space and Strategic Propulsion and Composites Company
--------------------------------------------------------------------------------

This amendment is effective on the day it is filed with the Secretary of State, unless you indicate another date, no later than 30 days after filing with the Secretary of State.

                                                      --------------------------

The following amendment(s) of articles regulating the above corporation were adopted: (Insert full text of newly amended article(s) Indicating which article(s) is (are) being amended or added.) If the full text of the amendment will not fit in the space provided, attach additional numbered pages. (Total number of pages including this form ____.)

                                   ARTICLE   I
                                           -----

The name of the Corporation is Alliant Aerospace Company.








This amendment has been approved pursuant to MINNESOTA STATUTES CHAPTER 302A OR 317A. I certify that I am authorized to execute this amendment and I further certify that I understand that by signing this amendment, I am subject to the penalties of perjury as set forth In section 609.48 as if I had signed this amendment under oath.

                                              /s/ Daryl L. Zimmer
                                     --------------------------------------
                                        Signature of Authorized Person)

--------------------------------------------------------------------------------
If you have any questions please contact the     |    FOR OFFICE USE ONLY
Secretary of State's office at (612) 296-2803.   |
                                                 |
RETURN TO:                                       |    STATE OF MINNESOTA
                                                 |  FILED - DUPLICATE COPY
Secretary of State/Records Processing Section    |
180 State Office Bldg., 100 Constitution Ave.    |        MAR 22 1999
St. Paul, MN 55155-1299                          |
                                                 |    /s/ Mary Kiffmeyer
                                                 |
                                                 |    Secretary of State

[LOGO]                    MINNESOTA SECRETARY OF STATE
                     AMENDMENT OF ARTICLES OF INCORPORATION

READ INSTRUCTIONS LISTED BELOW, BEFORE COMPLETING THIS FORM.

1. Only complete the "Amendment of Articles of Incorporation" form if you are making changes to Items 2-4 of the "Annual Registration" form (reverse side).
2. TYPE OR PRINT IN BLACK INK.
3. THERE IS A $35.00 FEE payable to the Secretary of State for filing this "Amendment of Articles of incorporation".
4. Return Completed Amendment Form and Fee to the address listed on the bottom of the form.

--------------------------------------------------------------------------------

CORPORATE NAME: (List the name of the company prior to any desired name change)

  Alliant Aerospace Company
--------------------------------------------------------------------------------

This amendment is effective on the day it is filed with the Secretary of State, unless you indicate another date, no later than 30 days after filing with the Secretary of State.

                                                      --------------------------

The following amendment(s) of articles regulating the above corporation were adopted: (Insert full text of newly amended article(s) Indicating which article(s) is (are) being amended or added.) If the full text of the amendment well not tit in the space provided, attach additional numbered pages. (Total number of pages Including this form ____.)

                                   ARTICLE   I
                                           -----

The name of the Corporation is Alliant Space and Strategic propulsion and Composites Company








This amendment has been approved pursuant to MINNESOTA STATUTES CHAPTER 302A OR 317A. I certify that I am authorized to execute this amendment and I further certify that I understand that by signing this amendment, I am subject to the penalties of perjury as set forth In section 609.48 as if I had signed this amendment under oath.

                                            /s/ Charles H. Gauck
                                     --------------------------------------
                                        Signature of Authorized Person)

--------------------------------------------------------------------------------
If you have any questions please contact the     |    FOR OFFICE USE ONLY
Secretary of State's office at (612) 296-2803.   |
                                                 |
RETURN TO:                                       |    STATE OF MINNESOTA
                                                 |  FILED - DUPLICATE COPY
Secretary of State/Records Processing Section    |
180 State Office Bldg., 100 Constitution Ave.    |        MAR 25 1999
St. Paul, MN 55155-1299                          |
                                                 |    /s/ Mary Kiffmeyer
                                                 |
                                                 |    Secretary of State

[LOGO]                    MINNESOTA SECRETARY OF STATE
                     AMENDMENT OF ARTICLES OF INCORPORATION

READ INSTRUCTIONS LISTED BELOW, BEFORE COMPLETING THIS FORM.

1. Only complete the "Amendment of Articles of Incorporation" form if you are making changes to Items 2-4 of the "Annual Registration" form (reverse side).
2. TYPE OR PRINT IN BLACK INK.
3. THERE IS A $35.00 FEE payable to the Secretary of State for filing this "Amendment of Articles of Incorporation".
4. Return Completed Amendment Form and Fee to the address listed on the bottom of the form.

--------------------------------------------------------------------------------

CORPORATE NAME: (List the name of the company prior to any desired name change)

  Alliant Space and Strategic Propulsion and Composites Company
--------------------------------------------------------------------------------

This amendment is effective on the day It Is filed with the Secretary of State, unless you indicate another date, no later than 30 days after filing with the Secretary of State.

                                                      --------------------------

The following amendment(s) of articles regulating the above corporation were adopted: (Insert full text of newly amended article(s) Indicating which article(s) is (are) being amended or added.) If the full text of the amendment well not tit in the space provided, attach additional numbered pages. (Total
number of pages Including this form   1  .)
                                    -----

                                   ARTICLE   I
                                           -----

The name of the Corporation is Alliant Aerospace Company.








This amendment has been approved pursuant to MINNESOTA STATUTES CHAPTER 302A OR 317A. I certify that I am authorized to execute this amendment and I further certify that I understand that by signing this amendment, I am subject to the penalties of perjury as set forth In section 609.48 as if I had signed this amendment under oath.

                                            /s/ Charles H. Gauck
                                     --------------------------------------
                                        Signature of Authorized Person)

--------------------------------------------------------------------------------
If you have any questions please contact the     |    FOR OFFICE USE ONLY
Secretary of State's office at (612) 296-2803.   |
                                                 |
RETURN TO:                                       |    STATE OF MINNESOTA
                                                 |   DEPARTMENT OF STATE
Secretary of State/Records Processing Section    |          FILED
180 State Office Bldg., 100 Constitution Ave.    |
St. Paul, MN 55155-1299                          |        MAY 05 1999
                                                 |
                                                 |    /s/ Mary Kiffmeyer
                                                 |
                                                 |    Secretary of State
                                                 |